UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 23, 2007

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11802 Ridge Parkway, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

(720) 558-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—Other Events

On January 23, 2007, each of McDATA Corporation, a Delaware corporation (“McDATA”), and Brocade Communication Systems, Inc., a Delaware corporation (“Brocade”), were notified by the Federal Trade Commission (the “FTC”) that the FTC has closed its antitrust review of Brocade’s pending acquisition of McDATA and that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the pending acquisition has expired.

A copy of the joint press release issued by McDATA and Brocade on January 23, 2007 concerning the FTC’s closure of its antitrust review and the expiration of the waiting period under the HSR Act is filed herewith as Exhibit 99.1.

ITEM 9.01—Financial Statements and Exhibits

(d)	Exhibits

99.1	Joint Press Release dated January 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION

By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey Executive Vice President and Chief Legal Officer

Dated: January 23, 2007